UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

____________________

Date of Report (Date of Earliest Event Reported):  February 2, 2007

Cornerstone Ministries Investments, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	011-32165 (Commission File No.)	58-2232313 (IRS Employer Identification No.)

2450 Atlanta Highway, Suite 904, Cumming, Georgia  30040

(Address of Principal Executive Offices, including Zip Code)

(678) 455-1100

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.
14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.
13e-4(c))

 Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2007 John T. Ottinger, Jr. submitted his resignation from his position as CFO of Cornerstone Ministries Investments, Inc. (the “Company”) effective March 31, 2007.  The effective date of the resignation was selected in order to ensure that the Company is able to file an accurate and timely Form 10-KSB for the year ended December 31, 2006.  His resignation was for personal reasons.  The Company has made no immediate plans to replace Mr. Ottinger.  Upon his departure, Jack Wehmiller, who currently serves as CEO, will assume the interim duties of the principal financial officer of the Company.  Any future changes will be announced in accordance with Company policy and applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2007

CORNERSTONE MINISTRIES INVESTMENTS, INC.

By:       /s/ Jack Wehmiller

Jack Wehmiller

President and CEO